CONSECO STOCKCAR STOCKS INDEX FUND

                              Advisor Class Shares

                         Supplement Dated August 2, 2000

                      to the Prospectus dated May 12, 2000

                             as revised Aug. 1, 2000

The paragraph under the heading titled, "THE ENGINE", is replaced as follows:

INDEX INVESTING

We mentioned this briefly before in PACE LAP, but we should emphasize it again. It's all in our name: the Conseco StockCar Stocks Index Fund is an index fund. Unlike actively managed stock mutual funds, we don't pick just those stocks we think will finish well --- we invest in the stocks in the Index. We believe our approach makes sense over the long run. Historically, stocks have gained more value than any other financial investment, like corporate or U.S. government bonds.